SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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☐   Soliciting Material pursuant to §240.14a-12

POLONIA BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Polonia Bancorp Logo]

April 15, 2013

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Polonia Bancorp, Inc. (the “Company”). The meeting will be held at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, on Tuesday, May 21, 2013 at 8:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Anthony J. Szuszczewicz

Anthony J. Szuszczewicz

Chairman, President and Chief Executive Officer

POLONIA BANCORP, INC.

3993 HUNTINGDON PIKE, 3rd FLOOR

HUNTINGDON VALLEY, PENNSYLVANIA 19006

(215) 938-8800

______________________

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

______________________

TIME AND DATE	8:00 a.m., local time, on Tuesday, May 21, 2013.

PLACE	Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania.

ITEMS OF BUSINESS	(1)	To elect two directors to serve for a term of three years;

	(2)	To approve the Polonia Bancorp, Inc. 2013 Equity Incentive Plan;

	(3)	To ratify the selection of S.R. Snodgrass, A.C. as our independent; registered public accounting firm for 2013;

	(4)	To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement;

	(5)	To vote on the frequency of the advisory vote on the compensation of our named executive officers; and

	(6)	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a stockholder at the close of business on April 1, 2013.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/ Paul D. Rutkowski Paul D. Rutkowski Chief Financial Officer and Corporate Secretary April 15, 2013

POLONIA BANCORP, INC.

__________________________________

PROXY STATEMENT

__________________________________

General Information

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Polonia Bancorp, Inc. for the 2013 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Polonia Bancorp, Inc. as “Polonia Bancorp,” the “Company,” “we,” “our” or “us.”

Polonia Bancorp is the holding company for Polonia Bank. In this proxy statement, we may also refer to Polonia Bank as the “Bank.”

We are holding the 2013 annual meeting at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, on Tuesday, May 21, 2013 at 8:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 15, 2013.

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Shareholders to be held on May 21, 2013

This proxy statement and our 2012 Annual Report on Form 10-K are available electronically at www.cfpproxy.com/6127.

Information About Voting

Who Can Vote at the Meeting

You are entitled to vote the shares of Polonia Bancorp common stock that you owned as of the close of business on April 1, 2013. As of the close of business on April 1, 2013, a total of 3,511,276 shares of Polonia Bancorp common stock were outstanding. Each share of common stock has one vote.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Polonia Bancorp in one of the following ways:

•	Directly in your name as the stockholder of record; or
•	Indirectly through a broker, bank or other holder of record in “street name.”

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If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Polonia Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Participants in the Polonia Bank Employee Stock Ownership Plan (“ESOP”) or the Polonia Bank Retirement Plan (“401(k) Plan”) may direct the respective trustees of these plans how to vote the shares of Company common stock credited to their ESOP and/or 401(k) Plan accounts. See “Participants in the ESOP and 401(k) Plan” below.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if a majority of the issued and outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

Vote Required for Proposals. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes withheld and broker non-votes will have no effect on the vote for the election of directors.

In voting to approve the Polonia Bancorp, Inc. 2013 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. For the 2013 Equity Incentive Plan to be approved, this proposal requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting. In counting votes on the proposal to approve the 2013 Equity Incentive Plan, abstentions and broker non-votes will have the same effect as a negative vote.

In voting to approve the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm and the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of each proposal, against each proposal or abstain from voting. To be approved, each matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions and broker non-votes will have no effect on the vote. The results of the vote on the compensation of the named executive officers are not binding on the Board of Directors.

In voting on the frequency of the stockholder vote to approve the compensation of the named executive officers, you may vote for a frequency of one, two or three years, or you may abstain from voting. This matter will be determined by a plurality of the votes cast at the annual meeting. Abstentions and broker non-votes will have no effect on the vote on this matter. The results of this vote are not binding on the Board of Directors.

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Effect of Not Casting Your Vote

If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1), the vote to approve the Polonia Bancorp, Inc. 2013 Equity Incentive Plan (Item 2) or on either of the advisory votes regarding the compensation of our named executive officers (Items 4 and 5). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, on the approval of the 2013 Equity Incentive Plan or for the advisory votes regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 3).

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	“FOR” each of the nominees for director;

•	“FOR” the approval of the Polonia Bancorp, Inc. 2013 Equity Incentive Plan;

•	“FOR” ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm;

•	“FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement; and

•	To hold the advisory vote to approve the compensation of the Company’s named executive officers every year.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

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If you have any questions about voting, please contact our proxy solicitor, AST Phoenix Advisors, toll free at (866) 416-0643.

Participants in the ESOP or 401(k) Plan

If you participate in the ESOP or if you have invested in Company common stock through the Polonia Bancorp Stock Fund (“Stock Fund”) in the 401(k) Plan, you will receive a voting instruction card for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the respective plans. Under the terms of the ESOP, all allocated shares of Polonia Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of Polonia Bancorp common stock held by the ESOP and all allocated shares for which no timely voting instructions are received, are voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, participants investing in the Stock Fund through the 401(k) Plan may direct the Stock Fund trustee how to vote the shares credited to their accounts. The deadline for returning your voting instruction cards is May 14, 2013.

Corporate Governance

Director Independence

The Company’s Board of Directors consists of five members who are elected for terms of three years, one-third of whom are elected annually. All of the directors are independent under the current listing standards of The NASDAQ Stock Market, except for Mr. Szuszczewicz who is the Chairman of the Board, President and Chief Executive Officer of the Company and the Bank. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including a loan that Polonia Bank has directly or indirectly made to Director O’Shaughnessy.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight. The Board of the Company is currently comprised of five directors, four of whom are independent directors under the listing standards of The NASDAQ Stock Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company. The Board does not currently have a lead director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

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Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of board committees; succession planning; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the chief executive officer.

Committees of the Board of Directors

The following table identifies the Company’s standing committees and their members as of April 1, 2013. The Board’s Audit, Compensation and Nominating and Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of each committee are available in the Governance Documents portion of the Investor Relations section of our website (www.poloniabank.com)

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee

Dr. Eugene Andruczyk	X*	X	X
Frank J. Byrne	X	X*	X
Timothy G. O’Shaughnessy	X	X	X
Robert J. Woltjen	X	X	X*
Number of Meetings in 2012	4	1	1

* Denotes Chairperson

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The committee also receives and reviews all the reports and findings and other information presented to them by the Company’s officers regarding financial reporting policies and practices. The committee selects the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. Each member of the Audit Committee is independent in accordance with the listing standards of The NASDAQ Stock Market. The Board of Directors has determined that Mr. Andruczyk is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer (“CEO”) and other executive officers’ compensation including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Our CEO develops recommendations for the Compensation Committee regarding the appropriate range of annual salary increases of our employees. Our CEO does not participate in Compensation Committee discussions or the review of Compensation Committee documents relating to the determination of his compensation.

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Nominating and Governance Committee. The Company’s Nominating and Governance Committee is responsible for the annual selection of management’s nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to the Company’s corporate governance policy.

Minimum Qualifications. The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation, a residency requirement, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Governance Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

•	contributions to the range of talent, skill and expertise appropriate for the Board;
•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;
•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;
•	personal and professional integrity, honesty and reputation;
•	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;
•	the ability to devote sufficient time and energy to the performance of his or her duties;
•	independence under applicable Securities and Exchange Commission and listing definitions; and
•	current equity holdings in the Company.

The committee will also consider any other factors it deems relevant, including age, size of the Board of Directors and regulatory disclosure obligations. Further, when identifying nominees to serve as director, the Nominating and Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

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Director Nomination Process. The process that the Nominating and Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Polonia Bancorp. The Nominating and Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Governance Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating and Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Recommendation by Stockholders. It is the policy of the Nominating and Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Governance Committee’s resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairperson of the Nominating and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

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5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the year ended December 31, 2012, the Boards of Directors of the Company and the Bank each held 12 meetings. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served in 2012.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders. Five of the then-serving six directors attended the 2012 annual meeting of stockholders.

Code of Ethics and Business Conduct

Polonia Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

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In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm that, in its report, express an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Audit Committee of the Polonia Bancorp Board of Directors

Dr. Eugene Andruczyk, Chairperson

Frank J. Byrne

Edward W. Lukiewski

Timothy G. O’Shaughnessy

Robert J. Woltjen

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Directors’ Compensation

The following table sets forth the compensation received by non-employee directors for their service on the Company and the Bank Board of Directors during 2012. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(2)	Total ($)
Dr. Eugene Andruczyk	$20,000	$1,224	$21,224
Frank J. Byrne	20,000	1,286	21,286
Edward W. Lukiewski (3)	20,000	123,435	143,435
Timothy G. O’Shaughnessy	20,000	1,048	21,048
Robert J. Woltjen	20,000	825	20,825

(1)	Items of “All Other Compensation” that exceeded $25,000 include a contribution of $113,167 to Mr. Lukiewski’s Supplemental Retirement Plan.
(2)	Mr. Lukiewski retired from the Boards of Directors of the Company and the Bank effective February 19, 2013.

Supplemental Retirement Plan for Edward W. Lukiewski. Effective June 1, 1995, the Bank entered into a supplemental retirement plan with Mr. Lukiewski, a former director of the Bank and the Company who formerly served as President of the Bank. Under this arrangement, Mr. Lukiewski currently receives a supplemental pension benefit of $113,167 per year, payable for the remainder of his lifetime in monthly installments, and adjusted each June for inflation based on the rate of increase of the consumer price index, as published by the Department of Labor. The Bank also pays the premiums for certain insurance policies currently in effect on Mr. Lukiewski’s life and health insurance premiums for Mr. Lukiewski and his spouse. The Bank incurred costs of $10,268 and $10,219 for these life and health insurance premiums during the years ended 2012 and 2011, respectively. In the event of Mr. Lukiewski’s death, his surviving spouse would receive an annual benefit of $50,000 for the remainder of her lifetime as well as continued health benefits. The Bank has entered into a grantor or “rabbi” trust agreement to hold assets that the Bank may contribute for the purpose of making benefit payments under the Supplemental Retirement Plan with Mr. Lukiewski described above. Funds held in the trust remain at all times subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Director Fees. Each non-employee director of the Bank receives an annual retainer of $18,000. Directors do not receive any compensation for their service on the Board of Directors of the Company. Each member of the Company’s Audit Committee receives $500 per meeting attended.

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Stock Ownership

The following table provides information as of April 1, 2013 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding
Polonia Bank Employee Stock Ownership Plan 3993 Huntingdon Pike, 3rd Floor Huntingdon Valley, Pennsylvania 19006	279,194	8.0%

Stilwell Value Partners IV, L.P., Stilwell Associates, L.P., Stilwell Partners, L.P., Stilwell Value LLC, and Joseph Stilwell(1) 111 Broadway, 12th Floor New York, New York 10006	277,770	7.9%

PL Capital Group(2) 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	334,438	9.5%

Sandler O'Neill Asset Management LLC(3) 150 East 52nd Street, 30th Floor New York, New York 10022	218,962	6.2%

(1)	Based exclusively on a Schedule 13D filed with the Securities and Exchange Commission on November 23, 2012, which was filed jointly by the following parties: Stilwell Value Partners V, L.P.; Stilwell Partners, L.P; Stilwell Value LLC; and Joseph Stilwell.
(2)	Based exclusively on a Schedule 13D/A filed with the Securities and Exchange Commission on November 16, 2012, which was filed jointly by the following parties: Financial Edge Fund, L.P., Financial Edge—Strategic Fund, L.P., Goodbody/PL Capital, L.P., PL Capital LLC, Goodbody/PL Capital, LLC, PL Capital Advisors, LLC, John W. Palmer, Richard J. Lashley and Beth R. Lashley, as trustee of the Doris Lashley Testamentary Trust. All of the filers of this Schedule 13D/A are collectively referred to as the “PL Capital Group.”
(3)	Based exclusively on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2013, which was filed jointly by the following parties: Sandler O'Neill Asset Management LLC; SOAM Holdings, LLC; and Terry Maltese.

The following table provides information as of April 1, 2013 about the shares of Polonia Bancorp common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by those executive officers of the Company listed in the Summary Compensation Table that follows and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

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Name	Number of Shares Owned (1)	Options Exercisable Within 60 Days	Percent of Common Stock Outstanding

Directors:

Dr. Eugene Andruczyk	29,191	9,020	1.1%
Frank J. Byrne	34,334	9,020	1.2
Timothy G. O’Shaughnessy	4,111	—	*
Anthony J. Szuszczewicz	74,035	45,101	3.3
Robert J. Woltjen	37,881	9,020	1.3

Executive Officers Who Are Not Also Directors:

Kenneth J. Maliszewski	50,500	45,101	2.7
Paul D. Rutkowski	51,983	45,101	2.7

All directors and executive officers as a group (7 persons)	282,035	162,363	12.1%

*Represents less than 1% of the Company’s outstanding shares.

(1)	Includes shares allocated to the account of the individuals under the ESOP with respect to which the individual has voting but not investment power as follows: Mr. Szuszczewicz—7,271 shares; Mr. Rutkowski—5,595 shares; and Mr. Maliszewski—5,595 shares. Includes shares held in the 401(k) Plan accounts with respect to which the individual has voting but not investment power as follows: Mr. Szuszczewicz—35,635 shares; Mr. Rutkowski—28,396 shares; and Mr. Maliszewski—27,060 shares. Includes shares held in the non-qualified deferred compensation plan accounts with respect to which the individual has voting but not investment power as follows: Mr. Szuszczewicz—48,135 shares; Mr. Rutkowski—33,284 shares; and Mr. Maliszewski—19,674 shares.

Item 1—Election of Directors

The Company’s Board of Directors consists of five members who are elected for terms of three years, one-third of whom are elected annually. The Board of Directors’ nominees for election this year to serve for a three-year term or until their respective successors have been elected and qualified are Messrs. Andruczyk and Byrne.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of each of the nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2012. The indicated period of service as a director includes the period of service as a director of Polonia Bank.

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Nominees for Election of Directors

Dr. Eugene Andruczyk is the President of Clinical Research of Philadelphia, a medical research firm. Prior to January 2011, Mr. Andruczyk was a self-employed physician. Age 64. Director since 1995.

Mr. Andruczyk’s career in the medical research field and as a self-employed physician provides the Company with organizational understanding and expertise. In addition, as an active member of the community, Mr. Andruczyk maintains contact with and is in touch with the local consumer environment.

Frank J. Byrne is the owner of a restaurant, Byrnes Tavern and Crabs, located in Philadelphia. Age 65. Director since 1995.

Mr. Byrne brings significant business and management level experience from a setting outside of the financial services industry. In addition, through his business experience, Mr. Byrne has gained significant marketing knowledge, adding additional value to the board.

Directors Continuing in Office

The following director has a term ending in 2014:

Timothy G. O’Shaughnessy began his tenure as the chief financial officer for the Archdiocese of Philadelphia in April 2012. Mr. O’Shaughnessy served as the chief financial officer of St. Joseph’s Preparatory High School in Philadelphia, Pennsylvania from August 2008 until April 2012. Prior to his tenure at St. Joseph’s, Mr. O’Shaughnessy was a group chief financial officer for Aramark Corporation. Age 49. Director since 2008.

Mr. O’Shaughnessy provides expertise with regard to tax, financial and accounting matters. He has the background to qualify as the Company’s audit committee financial expert.

The following directors have terms ending in 2015:

Anthony J. Szuszczewicz has been the Chairman of the Board, President and Chief Executive Officer of Polonia Bank and Polonia Bancorp (and its predecessor) since 1995 and 2007, respectively. Age 72. Director since 1984.

Mr. Szuszczewicz’ extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operation of the Bank. Mr. Szuszczewicz’ knowledge of the Company’s and the Bank’s business and history position him well to continue to serve as our Chairman and Chief Executive Officer.

Robert J. Woltjen is the President and General Manager of Fairmount Pharmacy, Inc. Age 47. Director of Polonia Bank since 2006.

As a successful business executive, Mr. Woltjen has a knowledgeable skill set that positions him well to continue to serve as a director of the Company.

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Executive Officers

The executive officers of Polonia Bancorp, who are also the executive officers of Polonia Bank, are elected annually by the Board of Directors and serve at the Board’s discretion. The executive officers of the Company and the Bank are:

Name	Position

Anthony J. Szuszczewicz	Chairman, President and Chief Executive Officer

Paul D. Rutkowski	Chief Financial Officer and Corporate Secretary

Kenneth J. Maliszewski	Senior Vice President

Below is information regarding our executive officers who are not also directors. Unless otherwise stated, each executive officer has held his current position for at least the last five years. Ages presented are as of December 31, 2012.

Paul D. Rutkowski has served as Chief Financial Officer of Polonia Bank since 2005 and Corporate Secretary since 2006. Mr. Rutkowski served as Controller and Treasurer of Polonia Bank from 1992 to 2005. Mr. Rutkowski has served as Chief Financial Officer and Corporate Secretary of Polonia Bancorp (and its predecessor) since 2007. Age 53.

Kenneth J. Maliszewski has served as Senior Vice President of Polonia Bank since 2005. Mr. Maliszewski previously served as Vice President of Polonia Bank from 1993 to 2005. Mr. Maliszewski has served as Senior Vice President of Polonia Bancorp (and its predecessor) since 2007. Age 68.

Item 2 – Approval of Polonia Bancorp, Inc. 2013 Equity Incentive Plan

Our Board of Directors believes that the ability to provide employees and outside directors with equity-based compensation is an important element of our overall compensation strategy and that equity-based compensation will allow us to continue to attract and retain qualified outside directors and employees. As of April 1, 2013, 9,020 shares remained available for stock option grants and no shares were available for the award of restricted stock under the Polonia Bancorp 2007 Equity Incentive Plan. As of that date, there were outstanding stock options to purchase 171,386 shares of Company common stock, with a weighted average exercise price of $8.44 and remaining term of 4 years, and no shares of unvested restricted stock outstanding.

Therefore, on February 19, 2013, our Board of Directors adopted, subject to approval by stockholders at the annual meeting, the Polonia Bancorp, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). Our Board of Directors believes that the implementation of the new 2013 Plan is needed to meet the Company’s recruitment and retention goals. The 2013 Plan will become effective as of the date of approval by the Company’s stockholders. The 2013 Plan reserves a total of 239,029 shares of Company common stock for issuance upon the grant or exercise of awards made pursuant to the 2013 Plan. Of these shares, the Company may grant up to 68,294 shares in the form of restricted stock and performance shares and may grant stock options for up to 170,735 shares.

A summary of the 2013 Plan follows. This summary is qualified in its entirety by the full text of the 2013 Plan, which is attached to this proxy statement as Appendix A.

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Summary of the 2013 Plan

Purpose. We believe that the 2013 Plan will promote the Company’s success by linking the interests of the employees and directors of the Company and its affiliates to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2013 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code; and

•	restricted stock awards and performance shares, which are subject to restrictions on transferability and forfeiture.

The material terms of these awards are discussed below.

Options. The 2013 Plan authorizes the grant of both incentive and non-statutory stock options, both of which are exercisable for shares of Company common stock. Incentive stock options can only be granted to our employees. The Board of Directors or the committee responsible for administering the 2013 Plan (collectively referred to as the “Committee”) will determine the exercise price at which a participant may exercise an option. Unless an individual award agreement provides otherwise, a participant may pay the option exercise price in the form of cash or check. In addition, where the Board of Directors or the Compensation Committee and applicable laws, rules and regulations permit, a participant may also make payment: (1) by delivery of shares of Company common stock; (2) by shares of common stock withheld upon exercise; (3) by cashless exercise; or (4) a combination of these methods. At the time of grant, the Committee will determine the term and conditions of an option and the period or periods during which a participant may exercise each option, which may not exceed ten years for incentive and non-statutory stock options, or five years for incentive stock options with respect to an employee who owns more than 10% of the total combined voting power of all classes of our stock.

Restricted Stock Awards. Restricted stock awards are awards of Company common stock subject to certain conditions, which conditions must be met for the restricted stock award to vest and be earned, in whole or in part, and no longer subject to forfeiture. The Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a restricted stock award and will determine the conditions that must be satisfied in order for a restricted stock award to vest.

Performance Shares. An award of a performance share is a grant of a right to receive shares of Company common stock, which is contingent upon the achievement of performance or other objectives during a specified period. The Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance share and will determine the conditions that must be satisfied for a performance share to vest. These conditions may include specific performance objectives, continued service or employment for a specific period of time or a combination of conditions. The 2013 Plan sets forth some of the business criteria that can be used as a condition of earning a performance share.

Eligibility. Our employees and non-employee directors are eligible to receive awards under the plan.

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Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation. Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by the stockholders and the plan states the maximum number of options that may be granted any individual over a specified period of time. For grants of restricted stock shares to meet the requirements of Section 162(m) of the Internal Revenue Code, stockholders must approve the material provisions of the plan regarding performance goals under which the awards will vest. The 2013 Plan contains all of these features and will enable awards under the 2013 Plan to qualify for full tax deductibility to the Company under Section 162(m) of the Internal Revenue Code, if we so desire. We may grant stock options for a maximum of 34,147 shares of common stock under the 2013 Plan to any one person during any one calendar year.

Administration. The Company anticipates that the Company’s Compensation Committee will administer the 2013 Plan. However, at times, the Board of Directors may administer the 2013 Plan. The Compensation Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2013 Plan; and make all other decisions and determinations necessary under the 2013 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. In no event will it be permissible to transfer outstanding unexercised awards in exchange for value. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Vesting Requirements. Under the 2013 Plan, awards may be earned over a specified time period and/or by reference to the attainment of specified performance conditions. The 2013 Plan provides, however, that, except in certain circumstances, awards may not vest any more rapidly than 20% per year, with the first vesting occurring on the first anniversary of the date of grant.

Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change in control, as defined in the 2013 Plan.

Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2013 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2013 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2013 Plan will be adjusted proportionately and the Committee will adjust the 2013 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

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Termination and Amendment. The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2013 Plan. Stockholders must approve amendments to the 2013 Plan that will materially increase the number of shares of stock issuable under the 2013 Plan, expand the types of awards provided under the 2013 Plan, materially expand the class of participants eligible to participate in the 2013 Plan, materially extend the term of the 2013 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors or the Committee may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2013 Plan may adversely affect any award previously granted under the 2013 Plan without the written consent of the affected participant.

Prohibition on Repricing

Outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2013 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Income Tax Effects

Non-Statutory Stock Options. An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2013 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options. An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to Internal Revenue Code Section 83(b) election.

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Performance Shares. When the restrictions lapse on the awards, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates.

New Plan Benefits. No grants have been made with respect to the shares reserved for issuance under the 2013 Plan. The number of shares that may be granted to any director or named executive officer is not determinable at this time because such grants are subject to the discretion of the Committee. However, it is anticipated that the Committee will utilize the plan share reserve to make grants on a periodic basis at levels consistent with the attainment of specific performance objectives, peer group practices and in the context of an executive’s total compensation package. It is not anticipated that the Compensation Committee will authorize significant one-time grants to any officer or director.

Stockholder Vote Requirement

To be approved, the 2013 Plan must receive the affirmative vote of a majority of the votes eligible to be cast at the annual meeting.

Compliance with Banking Regulations

The 2013 Plan complies with regulations promulgated by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Federal Reserve does not endorse or approve the 2013 Plan in any way.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Polonia Bancorp, Inc. 2013 Equity Incentive Plan.

Item 3 – Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed S.R. Snodgrass, A.C. to be the Company’s independent registered public accounting firm for the 2013 fiscal year, subject to ratification by stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

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If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Audit Fees

The following table sets forth the fees billed by S.R. Snodgrass, A.C. to the Company for the fiscal years ending December 31, 2012 and December 31, 2011.

	2012	2011

Audit Fees(1)	$139,743	$161,464
Audit-Related Fees	–	–
Tax Fees(2)	19,370	21,457
All other fees	–	–

________________

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports. The fees include services provided in connection with the preparation of the Company’s public offering registration statement.
(2)	Includes fees related to tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended December 31, 2012, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Item 4 – Advisory Vote on Executive Compensation

As required by federal securities laws, the Board of Directors is providing our stockholders with an opportunity to provide a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

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“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2013 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Item 5 – Advisory Vote on the Frequency of a Stockholder Vote to Approve Executive Compensation

As required by federal securities laws, the Board of Directors is providing the Company’s stockholders with an opportunity to provide an advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers. We are asking stockholders whether the advisory vote should occur every year, every two years or every three years.

The Board of Directors has considered the frequency of the advisory vote on the compensation of the Company’s named executive officers that it should recommend. After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of the Company’s named executive officers to stockholders, the Board recommends submitting the advisory vote on the compensation of the Company’s named executive officers to stockholders annually.

The Board of Directors believes an annual advisory vote on the compensation of the Company’s named executive officers will allow the Board to obtain information on stockholders’ views of the compensation of the Company’s named executive officers on a more consistent basis. In addition, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers will provide the Board of Directors and the Compensation Committee with frequent input from stockholders on the Company’s compensation programs for its named executive officers. Finally, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers aligns more closely with the Company’s objective to engage in regular dialogue with its stockholders on corporate governance matters, including the Company’s executive compensation philosophy, policies and programs.

This advisory vote on the frequency of the vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that stockholders vote to hold the advisory vote on the compensation of the Company’s named executive officers every year.

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Executive Compensation

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served as executive officers at December 31, 2012. These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary($)	Bonus($)	All Other Compensation ($)(1)	Total ($)

Anthony J. Szuszczewicz	2012	$277,500	$—	$162,723	$440,223
Chairman, President and Chief Executive Officer	2011	$277,500	$20,813	$161,135	$459,448

Paul D. Rutkowski	2012	$164,500	$—	$37,102	$201,602
Chief Financial Officer and Corporate Secretary	2011	$164,500	$12,338	$38,043	$214,881

Kenneth J. Maliszewski	2012	$164,500	$—	$46,051	$210,551
Senior Vice President	2011	$164,500	$12,338	$46,650	$223,488

____________________

(1) Individual items of all other compensation that exceeded $25,000 include $84,875 a contribution to Polonia Bank’s non-qualified deferred compensation plan for the benefit of Mr. Szuszczewicz. All other compensation also includes club dues and automobile allowances.

Employment Agreements. The Bank and the Company are parties to three-year term employment agreements with Messrs. Szuszczewicz, Rutkowski and Maliszewski. On each anniversary of the date of the agreements, January 11, the respective Boards of Directors may extend the agreements for an additional year, unless the executive elects not to extend the term. As a result of extensions approved by the Boards of Directors, each executives’ employment agreement currently has a term through January 11, 2016. The employment agreements provide that base salaries are reviewed on an annual basis. The 2013 base salaries for Messrs. Szuszczewicz, Rutkowski and Maliszewski are $277,500, $164,500 and $164,500, respectively. In addition, the agreements provide the executives with participation in discretionary bonuses or other incentive compensation provided to senior management, as well as participation in stock benefit plans and other fringe benefits applicable to executive personnel.

Under the terms of their employment agreements, each named executive officer is subject to a one- year non-compete if he terminates his employment for good reason (as defined in the agreement) or he is terminated without cause (as defined in the agreement).

See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the named executive officers may receive under their employment agreements upon their separation of service from the Bank and the Company.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2012 concerning unexercised options and stock awards that have not vested for each named executive officer.

Name	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Anthony J. Szuszczewicz	–	45,101	$8.44	8/21/2017	–	–

Paul D. Rutkowski	–	45,101	$8.44	8/21/2017	–	–

Kenneth J. Maliszewski	–	45,101	$8.44	8/21/2017	–	–

_______________________

(1)	The amount of options and the exercise price has been adjusted to reflect that on November 9, 2012, each option was converted into an option to purchase 1.1136 shares of Company common stock in connection with Polonia Bank’s conversion from the mutual holding company form of organization to stock form.

Retirement Benefits

Supplemental Executive Retirement Plan for Anthony J. Szuszczewicz. The Bank is a party to a supplemental executive retirement plan agreement with Mr. Szuszczewicz. The agreement provides that, following Mr. Szuszczewicz’ retirement on or after age 62, or upon his termination due to disability, he will receive an annual retirement benefit in the form of a single life annuity, payable in annual installments, equal to 60% of his annual gross taxable income, as reported on Form W-2, for the last full year of his employment. The annual benefit will increase annually by the greater of 4% or the increase in the consumer price index, as published by the Department of Labor. Under the agreement, the Bank also agrees to provide post-retirement health insurance benefits for Mr. Szuszczewicz and his dependents on a basis substantially equivalent to the coverage provided by the Bank prior to his retirement.

If Mr. Szuszczewicz is terminated for cause, as defined in the agreement, or if he terminates employment voluntarily and subsequently accepts employment with another financial institution in the Philadelphia area without the Bank’s consent, he will forfeit the supplemental retirement benefit. The Bank has entered into “grantor” trust agreements to hold assets the Bank may contribute for the purpose of making benefit payments under the supplemental executive retirement plan agreement with Mr. Szuszczewicz. Funds held in trust remain at all times subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Supplemental Executive Retirement Plan for Paul D. Rutkowski and Kenneth J. Maliszewski. The Bank sponsors a supplemental executive retirement plan that provides for the payment of supplemental retirement benefits to Messrs. Rutkowski and Maliszewski. The annual retirement benefit for each executive under the supplemental executive retirement plan is $50,000 per year, payable annually for 20 years following termination of employment. If the executive terminates employment prior to his normal retirement age (age 65), the annual benefit will commence upon the earlier of the date that is five years following the executive’s termination date or the date the executive would have attained the normal retirement age. No benefits are payable under the supplemental executive retirement plan upon an executive’s termination for cause (as defined in the plan).

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Non-Qualified Deferred Compensation Plan. The Bank sponsors a non-qualified deferred compensation plan to assist certain employees designated by the Board as participants in maximizing their allowable deferrals under the 401(k) Plan. The Board has designated Messrs. Szuszczewicz, Rutkowski and Maliszewski as participants in the deferred compensation plan. Under the plan, participants must elect by December 31st of the preceding calendar year to defer a certain amount into the plan. Upon completion of the non-discrimination testing of the 401(k) Plan required by the Internal Revenue Code, the Bank determines the maximum amount of elective deferrals each participant could have made to the 401(k) Plan for the preceding year. The lesser of the additional amounts resulting from the non-discrimination testing or the employee’s advance deferral amount is either paid to the participant by March 15th of the following plan year or contributed directly to the plan, in accordance with the participant’s election. The Bank also has discretion to make additional contributions to the deferred compensation plan on behalf of participants. Participants are 100% vested in their elective deferrals to the deferred compensation plan; participants vest in the Bank’s contributions at the rate of 20% per year, becoming fully vested after five years of participation in the plan. Participants are automatically 100% vested in the Bank’s contributions if they terminate employment due to normal retirement. Participants elect at the time of deferral whether they will receive distributions in the form of a lump sum payment or monthly, quarterly or annual installments. If the participant fails to elect a form of payment, benefits will be automatically paid in annual installments over the life expectancy of the participant.

Supplemental Executive Retirement Plan. The Bank has implemented a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to its employee stock ownership plan. The plan provides participating executives with benefits otherwise limited by certain provisions of the Internal Revenue Code or the terms of the ESOP loan. Specifically, the plan provides a benefit to eligible officers designated by the Board of Directors of the Bank that cannot be provided under the ESOP as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plan, but for the Internal Revenue Code limitations. The Bank has designated Mr. Szuszczewicz as a participant in the supplemental executive retirement plan. In the future, the Board of Directors may designate other officers as participants.

Split-Dollar Life Insurance Agreements. Polonia Bank sponsors split-dollar life insurance agreements with Messrs. Rutkowski and Maliszewski to encourage the officers to continue to render high quality service to Polonia Bank in exchange for financial protection for their beneficiaries in the event of an officer’s death. The death benefits provided under the split-dollar life insurance agreements are funded through bank-owned life insurance policies. Polonia Bank pays all of the life insurance premiums. See “Potential Post-Termination Benefits” for a description of the benefits provided under the agreements.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause. If any named executive officer is terminated for cause, he will receive his base salary through the date of termination and may retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Termination without Cause or for Good Reason. Under the employment agreements, if Polonia Bancorp or Polonia Bank terminates a named executive officer for reasons other than for cause, or if the named executive officer resigns after specified circumstances that would constitute constructive termination, the named executive officers (or, in the event of death, their beneficiaries) are entitled to a lump sum severance payment equal to his base salary and the value of all contributions that would have been made on behalf of the executives pursuant to any of Polonia Bancorp’s or Polonia Bank’s employee benefit plans for a period of one year from the date of his termination. In addition, Polonia Bancorp or Polonia Bank would continue and/or pay for each executive’s life, medical, disability and dental coverage for a period of one year from the date of his termination.

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Pursuant to the supplemental retirement plan for Messrs. Rutkowski and Maliszewski, the annual retirement benefit for each executive under the supplemental executive retirement plan is $50,000 per year, payable annually for 20 years following termination of employment. If the executive terminates employment prior to his normal retirement age (age 65), the annual benefit will commence upon the earlier of the date that is five years following the executive’s termination date or the date the executive would have attained the normal retirement age.

Participants under the Bank’s non-qualified deferred compensation plan are automatically 100% vested in the Bank’s contributions upon involuntary termination of employment other than for gross misconduct or dishonesty.

Payments Made Upon Disability. The employment agreements for the named executive officers provide that if they become disabled and their employment is terminated, they will be entitled to disability pay equal to 75% of their bi-weekly base salary in effect at the date of termination. They would continue to receive disability payments until the earlier of: (1) the date they return to full employment with us, (2) their death, (3) attainment of age 65, or (4) the date their employment agreements would have terminated had their employment not terminated because of disability. All disability payments would be reduced by the amount of any disability benefits payable under our disability plans. In addition, each named executive officer would continue to be covered to the greatest extent possible under all benefit plans in which they participated before their disability as if they were actively employed by us.

Pursuant to the supplemental retirement plan for Mr. Szuszczewicz, the agreement provides that, upon his termination due to disability, he will receive an annual retirement benefit in the form of a single life annuity, payable in annual installments, equal to 60% of his annual gross taxable income, as reported on Form W-2, for the last full year of his employment. The annual benefit will increase annually by the greater of 4% or the increase in the consumer price index, as published by the Department of Labor. Upon a termination due to disability, Mr. Szuszczewicz will receive the annual retirement benefit described above, offset by any amounts received under the Bank’s long-term disability plan.

Participants in the Bank’s non-qualified deferred compensation plan are automatically 100% vested in the Bank’s contributions if they terminate employment due to disability.

Payments Made Upon Death. The employment agreements for the named executive officers provide that they are entitled to receive the compensation due to them through the end of the month in which their death occurs.

Pursuant to the supplemental retirement plan for Mr. Szuszczewicz, upon his death, his spouse becomes entitled to a lump sum death benefit of $2.0 million, plus 40% of the proceeds of certain life insurance policies purchased by the Bank on his behalf, up to a maximum death benefit of $4.0 million.

Pursuant to the supplemental retirement plan for Messrs. Rutkowski and Maliszewski, if the executive dies after attaining the normal retirement age and while receiving annual retirement benefits under the plan, the remaining supplemental executive retirement plan benefit shall be payable in a lump sum payment to the executive’s beneficiary. If the executive dies prior to normal retirement, no benefit is payable under the plan if the Bank maintains a life insurance arrangement on behalf of the executive at the time of his death. The Bank currently maintains such a life insurance arrangement on behalf of each executive.

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The Bank has entered into split-dollar life insurance agreements with Messrs. Maliszewski and Rutkowski, pursuant to which the Bank has agreed to divide the death proceeds of certain life insurance policies owned by the Bank with their designated beneficiaries. The Bank pays all premiums on the policies, and the executives are required to execute a split-dollar endorsement for the life insurance policies purchased by the Bank. Upon the executive’s termination of employment for any reason, the split-dollar agreement will automatically terminate. Upon the death of the executive while employed, the designated beneficiary receives a death benefit of $1.0 million. The Bank is the beneficiary of any remaining death proceeds from each life insurance policy following payment of the death benefit to the executive’s beneficiary. The Bank maintains all rights of ownership over the life insurance policies, although the Bank may not sell or otherwise transfer a policy while the participant maintains an interest.

Pursuant to the Bank’s non-qualified deferred compensation plan, if a participant dies prior to receiving the entire amount credited under the plan, the Bank will make the remaining payments to the participant’s designated beneficiary. Upon the death of a beneficiary while receiving payments, the Bank will pay the balance in a lump sum to the beneficiary’s estate.

Participants in the Bank’s non-qualified deferred compensation plan are automatically 100% vested in the Bank’s contributions if they terminate employment due to death. The rights to any vested benefits under a tax-qualified benefit plan are retained upon death.

Payments Made Upon a Change in Control. The employment agreements for the named executive officers provide that in the event of a change in control followed by voluntarily termination of employment (upon circumstances discussed in the agreement constituting a constructive termination) or involuntarily termination of employment for reasons other than cause, the executives receive a severance payment equal to three times the average of each executive’s five preceding taxable years’ annual compensation (“base amount”). For purposes of this calculation, annual compensation will include all taxable income plus any retirement contributions or benefits made or accrued on his behalf during the period. In addition, the named executive officers will also receive the contributions they would have received under our retirement programs for a period of thirty-six months, as well as health, life, dental and disability coverage for that same time period. Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The executives’ employment agreements provide that if the total value of the benefits provided and payments made to them in connection with a change in control, either under their employment agreements alone or together with other payments and benefits that they have the right to receive from the Company and the Bank, exceed three times their base amount (“280G Limit”), their severance payment under the employment agreement will be reduced or revised so that the aggregate payments do not exceed their 280G Limit.

Pursuant to the supplemental retirement plan for Messrs. Rutkowski and Maliszewski, upon a change in control (as defined in the plan), the executive will receive a lump sum payment equivalent to the normal retirement benefit. All benefits received under this plan count towards each executive’s 280G Limit.

In addition to providing for benefits potentially lost under the ESOP as a result of limitations imposed by the Internal Revenue Code, the supplemental executive retirement plan also provides supplemental benefits to participants upon a change in control (as defined in the plan) before the complete scheduled repayment of the ESOP loan. Mr. Szuszczewicz is currently the only participant in the plan. The supplement benefit is equal to the benefit he would have received under our ESOP, had he remained employed throughout the term of the plan’s acquisition loan, less the benefits actually provided under the ESOP on his behalf. All benefits received under this plan count towards Mr. Szuszczewicz’s 280G Limit.

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Other Information Relating to Directors and Executive Officers

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Polonia Bancorp common stock during the year ended December 31, 2012.

Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits loans by the Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Polonia Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. All existing loans or lines of credit that the Bank has directly or indirectly made to related person have been (1) made in the ordinary course of business, (2) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and (3) did not involve more than the normal risk of collectibility or present other unfavorable features.

In accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Polonia Bancorp’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

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Submission of Business Proposals and Stockholder Nominations

The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting no later than December 16, 2013. If next year’s annual meeting is held on a date more than 30 calendar days from May 21, 2013, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a stockholder who has given appropriate notice to the Company before the meeting. Similarly, a stockholder may not bring business before an annual meeting unless the stockholder has given the Company appropriate notice of its intention to bring that business before the meeting. The Company’s secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the stockholder, the stockholder’s ownership in the Company and the stockholder’s interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing stockholder. A copy of the Company’s Bylaws may be obtained from the Company.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Paul D. Rutkowski, Chief Financial Officer and Corporate Secretary, Polonia Bancorp, Inc., 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee. All other communications should be sent to the attention of the Chairperson of the Nominating and Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, AST Phoenix Advisors, a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of up to $6,000 for these services, plus reasonable out of pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

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The Company’s Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

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Appendix A

POLONIA BANCORP, INC.

2013 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the Polonia Bancorp, Inc. 2013 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Polonia Bancorp, Inc. (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

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(3)	Change in Board Composition: During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (⅔) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Polonia Bancorp, Inc., or any successor corporation.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option, such service shall only include service as an employee or an approved absence while serving as an employee.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

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“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means this Polonia Bancorp, Inc. 2013 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”).

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3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) or “outside directors” (within the meaning of Section 162(m) of the Code and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

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(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 239,029.

5.2 SHARE COUNTING. Any Shares subject to an Award that is forfeited, expires, or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award shall, to the extent of such forfeiture, expiration, or non-issuance, again become available for Awards under this Plan and correspondingly increase the number of Shares available for grant and issuance under the Plan. The following Shares shall not, however, again become available for Awards or increase the number of Shares available for grant under the Plan: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of a Option issued under this Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) Shares repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan.

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5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Awards under the Plan is 239,029, of which the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 68,294 and the maximum number that may be delivered pursuant to Option exercises is 170,735.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value per Share as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

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(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by stockholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

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(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 34,147 Options to any individual in any single calendar year.

ARTICLE 8

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or Disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Polonia Bancorp, Inc. 2013 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Polonia Bancorp, Inc. or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of Polonia Bancorp, Inc.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

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8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7 PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Stock that is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: tangible book value and changes to tangible book value, basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, noninterest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, nonperforming loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts that may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

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ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

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9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three (3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

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(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

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(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2 NO STOCKHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

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12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the company or any affiliate unless expressly provided otherwise in such other plan.

12.7 EXPENSES. The expenses of administering the plan shall be borne by the Company and its Affiliates.

12.8 TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNMENT AND OTHER REGULATIONS.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

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(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with all applicable regulatory requirements, including the following:

(i)	No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)	No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)	The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan;

(iv)	No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date; and

(v)	Executive officers and directors must exercise or forfeit options, if required, if Polonia Bank becomes critically undercapitalized, is subject to enforcement action of the Federal Reserve Board and receives a capital directive under 12 C.F.R. §263.83.

12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

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12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

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REVOCABLE PROXY POLONIA BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 21, 2013, 8:00 A.M., LOCAL TIME THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the official proxy committee of Polonia Bancorp, Inc. (the “Company”), consisting of Anthony J. Szuszczewicz and Paul D. Rutkowski or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 21, 2013 at 8:00 a.m., local time, at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows: IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2013. Mark here if you plan to attend the meeting. Mark here for address change. Comments: THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: http://www.cfpproxy.com/7610 FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE PLEASE MARK VOTES AS IN THIS EXAMPLE With- For All For Against Abstain For hold Except 2. The approval of the Polonia Bancorp, Inc. 2013 Equity 1. The election as directors of all nominees listed (unless Incentive Plan. the “For All Except” box is marked and the instructions For Against Abstain below are complied with). 3. The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm Dr. Eugene Andruczyk and Frank J. Byrne of Polonia Bancorp for the fiscal year ending December 31, 2013. INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. For Against Abstain 4. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. One Two Three Year Years Years Abstain 5. Advisory vote on the frequency to approve the compensation of the Company’s named executive officers every year, every two years or every three years. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND FOR ONE YEAR ON PROPOSAL 5. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” proposals 1, 2, 3 and 4 and for one year on proposal 5. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. 7610

Dear ESOP Participant: On behalf of the Board of Directors, please find enclosed a voting instruction card for the purpose of conveying your voting instructions to First Trust of MidAmerica (the “ESOP Trustee”) on the proposals presented at the Annual Meeting of Stockholders of Polonia Bancorp (the “Company”) on May 21, 2013. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders. As a participant in the Polonia Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your account as of April 1, 2013, the record date for the Annual Meeting of Stockholders of the Company. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the ESOP Trustee on or before May 14, 2013. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties. Please complete, sign and return the enclosed ESOP voting instruction card in the accompanying postage paid envelope. Registrar and Transfer Company will tabulate your vote on behalf of the ESOP Trustee, and your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Polonia Bank. If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all voting instruction cards you receive. Anthony J. Szuszczewicz Chairman, President and Chief Executive Officer Sincerely,

VOTING INSTRUCTION CARD POLONIA BANCORP, INC. – ESOP ANNUAL MEETING OF STOCKHOLDERS MAY 21, 2013, 8:00 A.M., LOCAL TIME THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the official proxy committee of Polonia Bancorp, Inc. (the “Company”), consisting of Anthony J. Szuszczewicz and Paul D. Rutkowski or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 21, 2013 at 8:00 a.m., local time, at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows: Mark here if you plan to attend the meeting. Mark here for address change. Comments: FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE PLEASE MARK VOTES AS IN THIS EXAMPLE One Two Three Year Years Years Abstain 5. Advisory vote on the frequency to approve the compensation of the Company’s named executive officers every year, every two years or every three years. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND FOR ONE YEAR ON PROPOSAL 5. 7500 1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with). With- For All For hold Except Dr. Eugene Andruczyk and Frank J. Byrne INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. For Against Abstain 2. The approval of the Polonia Bancorp, Inc. 2013 Equity Incentive Plan. For Against Abstain 3. The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm of Polonia Bancorp for the fiscal year ending December 31, 2013. For Against Abstain 4. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” proposals 1, 2, 3 and 4 and for one year on proposal 5. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. Please be sure to date and sign this Date Voting Instruction Card in the box below. Sign above Co-holder (if any) sign above

Dear 401(k) Plan Participant: On behalf of the Board of Directors of Polonia Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to Anthony J. Szuszczewicz and Paul D. Rutkowski (the “Trustees”) of the Polonia Bank Retirement Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Stockholders of the Company on May 21, 2013. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders. As a 401(k) Plan participant investing in the Polonia Bancorp Stock Fund in the 401(k) Plan (the “Employer Stock Fund”), you are entitled to direct the Trustees regarding how to vote shares of Company common stock credited to your 401(k) Plan account as of April 1, 2013, the record date for the Annual Meeting of Stockholders. To direct the Trustees on how to vote the shares of common stock held in your 401(k) Plan account, please complete, sign and return the enclosed 401(k) Plan voting instruction card in the postage paid envelope provided by Registrar and Transfer Company no later than May 14, 2013, who will tabulate your vote on behalf of the Trustees. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Polonia Bank. If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all voting instruction cards you receive. Anthony J. Szuszczewicz Chairman, President and Chief Executive Officer Sincerely,

VOTING INSTRUCTION CARD POLONIA BANCORP, INC. – 401(k) PLAN ANNUAL MEETING OF STOCKHOLDERS MAY 21, 2013, 8:00 A.M., LOCAL TIME THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the official proxy committee of Polonia Bancorp, Inc. (the “Company”), consisting of Anthony J. Szuszczewicz and Paul D. Rutkowski or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 21, 2013 at 8:00 a.m., local time, at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows: Mark here if you plan to attend the meeting. Mark here for address change. Comments: FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE PLEASE MARK VOTES AS IN THIS EXAMPLE One Two Three Year Years Years Abstain 5. Advisory vote on the frequency to approve the compensation of the Company’s named executive officers every year, every two years or every three years. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND FOR ONE YEAR ON PROPOSAL 5. 7499 With- For All For hold Except 1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with). Dr. Eugene Andruczyk and Frank J. Byrne INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. For Against Abstain 2. The approval of the Polonia Bancorp, Inc. 2013 Equity Incentive Plan. For Against Abstain 3. The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm of Polonia Bancorp for the fiscal year ending December 31, 2013. For Against Abstain 4. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. Please be sure to date and sign this Date Voting Instruction Card in the box below. Sign above Co-holder (if any) sign above This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” proposals 1, 2, 3 and 4 and for one year on proposal 5. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.